UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

ADITXT, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-39336	82-3204328
(Commission File Number)	(I.R.S. Employer Identification No.)

2569 Wyandotte Street, Suite 101

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 870-1200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ADTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

General Description of the Business Combination Agreement

On June 10, 2026, Ignite Proteomics, LLC, a Delaware LLC ( “Ignite”) and a wholly-owned subsidiary of Aditxt, Inc., a Delaware corporation (the “Corporation”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with (i) Copley Acquisition Corp, a Cayman Islands exempted company (together with its successors, including after the Conversion in the State of Delaware (as defined below), “SPAC”), (ii) Ignite Proteomics Holdings, Inc., a Delaware corporation (“Pubco”), (iii) Ignite Merger Sub I Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), (iv) Ignite Merger Sub II LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and together with SPAC Merger Sub, the “Merger Subs”, and together with Pubco and SPAC, the “SPAC Parties”), (v) Chibo Tang, solely in the capacity as the representative from and after the Effective Time (as defined below) for SPAC shareholders as of immediately prior to the Effective Time and their successors and assigns (other than the Sellers) in accordance with the terms and conditions of the Business Combination Agreement (the “SPAC Representative”), and (vi) Jeffrey M. Busch, solely in the capacity as the representative from and after the Effective Time for the Sellers as of immediately prior to the Effective Time (and their successors and assigns) in accordance with the terms and conditions of the Business Combination Agreement (the “Seller Representative”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Prior to the consummation (the “Closing”) of the transactions contemplated by the Business Combination Agreement (the “Transactions”), SPAC shall transfer by way of continuation out of the Cayman Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation. At the Closing, (i) SPAC Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving entity (the “SPAC Merger”) and as a result of which each issued and outstanding security of SPAC immediately prior to the effective time of the SPAC Merger shall no longer be outstanding and shall automatically be cancelled in exchange for which the security holders of SPAC shall receive substantially equivalent securities of Pubco and (ii) Company Merger Sub will merge with and into Ignite, with Ignite continuing as the surviving entity (the “Company Merger”, and together with the SPAC Merger, the “Mergers”), and as a result of which each issued and outstanding security of Ignite immediately prior to the effective time of the Company Merger shall no longer be outstanding and shall automatically be cancelled in exchange for which the security holders of Ignite shall receive shares of common stock of Pubco and (iii) as a result of which Mergers, SPAC and Ignite will become wholly-owned subsidiaries of Pubco and Pubco will become a publicly traded company. As used herein, “Effective Time” means 5:00 P.M. on the date of the Closing (or such other date and/or time as may be agreed in writing by Ignite and SPAC), at which time each of the Mergers shall be consummated simultaneously by the filing of appropriate certificates of merger with the Secretary of State of the State of Delaware.

Consideration

The aggregate consideration to be paid to holders of the Company Interests as of the Effective Time (collectively, the “Sellers”) pursuant to the Company Merger shall consist of a number of newly issued shares of Pubco Common Stock equal to One Hundred and Fifty Million U.S. Dollars ($150,000,000) divided by Ten U.S. Dollars ($10.00) (the “Merger Consideration”). At the Effective Time, the Company Interests (excluding the Excluded Interests, if any), issued and outstanding as of immediately prior to the Effective Time shall be automatically canceled and extinguished and converted into the right for the respective Sellers to receive their respective Percentage Merger Consideration in the form of Pubco Common Stock; provided, however, that Ignite may elect, in its sole discretion, prior to the Effective Time to receive in lieu of all or any number of shares of Pubco Common Stock issuable as Merger Consideration to Sellers the same number of Pubco Common Stock Equivalents. Pubco will also pay Copley Acquisition Sponsors Limited, $4,000,000 U.S. Dollars.

Representations and Warranties

The Business Combination Agreement contains representations and warranties reasonably customary for similar transactions, made by the parties as of the date of the Business Combination Agreement or other specified dates, solely for the benefit of certain of the parties to the Business Combination Agreement, and in certain cases are subject to specified exceptions and qualifications, such as materiality, the absence of a Material Adverse Effect (as defined below), knowledge and other exceptions and qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement. As used in the Business Combination Agreement, “Material Adverse Effect” means, with respect to any specified person or entity, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the business, assets, liabilities, results of operations, prospects or condition (financial or otherwise) of such person or entity and its subsidiaries, taken as a whole, or the ability of such person or entity or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Business Combination Agreement or the ancillary documents to which it is a party or bound or to perform its obligations thereunder, in each case subject to certain customary exceptions.

No Survival

The representations and warranties of the parties contained in the Business Combination Agreement will not survive the closing of the Transactions and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties contained in the Business Combination Agreement do not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements will survive until fully performed.

Covenants

Each party to the Business Combination Agreement has agreed to use commercially reasonable efforts to consummate the Transactions. The Business Combination Agreement also contains certain customary covenants by each of the parties that apply during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement (the “Interim Period”), including (i) the provision of access to the applicable party’s properties, books and personnel; (ii) the operation of the parties’ respective businesses in the ordinary course of business; (iii) SPAC’s public filings; (iv) no insider trading; (v) notifications to the other parties of certain breaches, consent requirements and other matters; (vi) obtaining third party and regulatory approvals; (vii) tax matters; (viii) further assurances; (ix) public announcements; (x) confidentiality; and other covenants. The Business Combination Agreement also contains certain customary post-Closing covenants, including in regard to (1) tax matters; (2) the maintenance of books and records; (3) the indemnification of directors and officers; (4) the use of proceeds from SPAC’s trust account; and other covenants. Additionally:

Each of SPAC and Ignite will not solicit or enter into a competing alternative transaction, in accordance with customary terms and provisions set forth in the Business Combination Agreement.

SPAC will not change, withdraw, withhold, qualify or modify its recommendation to its shareholders for approval of the Business Combination Agreement and the Transactions (a “Change in Recommendation”); provided, however, that if at any time prior to (but not after) obtaining the approval of the SPAC shareholders, the SPAC board determines in good faith, in response to an “Intervening Event” (including any material event, fact, development, circumstance or occurrence following the date of the Business Combination that was not reasonably foreseeable to, or the consequences or magnitude of which were reasonably foreseeable to, the board of SPAC, except for changes relating to the Transactions, changes in the price or trading volume of Class A ordinary shares, par value $0.0001 per share, of SPAC (“SPAC Class A Ordinary Shares”), certain changes specified in the definition of Material Adverse Effect and certain other changes) after consultation with its outside legal counsel, that the failure to make a Change in Recommendation would be a breach of its fiduciary duties under applicable law, then the board may make a Change in Recommendation, provided that SPAC delivers, pursuant to procedures set forth in the Business Combination Agreement, written notice advising Ignite that the SPAC board proposes to take such action and containing the material facts underlying the board’s determination. If requested by Ignite, SPAC will use its reasonable best efforts to engage in good faith negotiations with Ignite to make adjustments in the terms and conditions of the Business Combination Agreement that obviate the need for a Change in Recommendation.

SPAC, Ignite and Pubco will, as promptly as practicable after the date of the Business Combination Agreement, prepare and file with the U.S. Securities and Exchange Commission (the “SEC”), a registration statement on Form S-4 (as amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the Pubco Common Stock to be issued pursuant to the Transactions, and containing a proxy statement/prospectus for the solicitation of proxies from SPAC shareholders to approve the Business Combination Agreement, the Transactions and related matters at an extraordinary general meeting of SPAC’s shareholders, and providing SPAC’s public shareholders with an opportunity to request redemption of their public shares in connection with the Transactions, as required by SPAC’s amended and restated memorandum and articles of association and SPAC’s initial public offering prospectus (the “Redemption”).

Ignite will call a meeting of its members in order to obtain the requisite vote of its members to approve the Business Combination Agreement and each of the ancillary documents to which Ignite is or is required to be a party or bound and the consummation of the transactions contemplated thereby (the “Ignite Member Approval”) and use its reasonable best efforts to solicit proxies from its members prior to such meeting and to take all other actions necessary or advisable to secure the Ignite Member Approval, including enforcing the Seller Support Agreement (as described below). At the request of SPAC, Ignite shall make the members of its management reasonably available to participate in management presentations, “road shows,” rating agency presentations, meetings with financing sources and similar events in connection with obtaining the approval of SPAC shareholders, any “share recycling” efforts by SPAC and the obtaining of any debt or equity financing, ratings or governmental or other third-party approvals.

The parties shall take all action necessary so that, effective at the Closing, the post-Closing board of directors of Pubco will consist of seven (7) individuals, one (1) of whom will be Ignite’s Chief Executive Officer, and at least four (4) of whom shall be independent directors in accordance with the requirements of The New York Stock Exchange (“NYSE”). The parties shall also take all action necessary so that the individuals serving as the chief executive officer and chief financial officer, respectively, of Pubco immediately after the Closing will be the same individuals (in the same office) as that of Ignite immediately prior to the Closing (unless, at its sole discretion, Ignite desires to appoint another qualified person to either such role, in which case, such other person(s) identified by Ignite shall serve in such role or roles).

During the Interim Period, (i) SPAC shall use its best efforts to obtain up to $20,000,000 in Transaction Financing, and (ii) Ignite shall use its best efforts to obtain up to $10,000,000 in Transaction Financing. These financings may be structured as one, or a combination of, common equity, preferred equity, convertible equity or debt, non-redemption or backstop arrangements with respect to SPAC’s trust account, a committed equity facility, debt facility and/or other sources of cash or cash equivalents, in each case, whether such investment is into SPAC, Ignite or Pubco.

Closing Conditions

Under the Business Combination Agreement, the obligations of the parties to consummate the Transactions are subject to a number of conditions customary in transactions undertaken by special purpose acquisition companies, including, among others: (i) the receipt of the approval of SPAC’s shareholders of the Business Combination Agreement and the transactions contemplated thereby; (ii) the consummation of the Business Combination not being prohibited by applicable law; (iii) the effectiveness of the Registration Statement; (iv) the shares of Pubco Common Stock and Pubco Warrants having been approved for listing on NYSE; (v) the adoption of the Pubco incentive plan; and (vi) the consummation of the SPAC’s conversion from a Cayman Islands exempted company to a Delaware corporation.

Unless waived by Ignite, the obligations of Ignite, Pubco, SPAC Merger Sub and Company Merger Sub to consummate the Transactions are also subject to the satisfaction of the following closing conditions, in addition to customary closing certificates and other closing deliveries: (i) the representations and warranties of SPAC being true and correct, subject where applicable to the materiality standards contained in the Business Combination Agreement; (ii) compliance by SPAC with its pre-closing covenants, subject where applicable to the materiality standards contained in the Business Combination Agreement; (iii) certain specified ancillary documents being in full force and effect; and (iv) the sum of cash proceeds available for release from SPAC’s trust account after giving effect to redemptions, plus net proceeds of any Transaction Financings conducted by SPAC, equaling or exceeding $15.0 million.

Unless waived by SPAC, the obligations of SPAC to consummate the Transactions are also subject to the satisfaction of the following closing conditions, in addition to customary closing certificates and other closing deliveries: (i) the representations and warranties of Ignite, Pubco, SPAC Merger Sub and Company Merger Sub being true and correct, subject where applicable to the materiality standards contained in the Business Combination Agreement; (ii) compliance by Ignite, Pubco, SPAC Merger Sub and Company Merger Sub with their respective pre-closing covenants, subject where applicable to the materiality standards contained in the Business Combination Agreement; (iii) no occurrence of a Material Adverse Effect with respect to Ignite or Pubco since the date of the Business Combination Agreement; (iv) certain specified ancillary documents, including employment agreements between Pubco and each of Jeffrey M. Busch, Faith Zaslavsky and Ronald Tam, respectively, being in full force and effect; (v) the net proceeds of any Transaction Financings conducted by Ignite equaling or exceeding $7.5 million; (vi) all indebtedness of Ignite having been repaid, forgiven, discharged or otherwise satisfied in full on or prior to the Closing, or arrangements having been made for such repayment, forgiveness, discharge or satisfaction in form and substance reasonably satisfactory to SPAC; and (vii) customary intellectual property assignment agreements having been executed by each Ignite employee engaged in the development of intellectual property for Ignite.

The Business Combination Agreement also requires Ignite to deliver audited consolidated financial statements for the six months ended December 31, 2024 and the twelve months ended December 31, 2025, audited by a PCAOB-qualified auditor, no later than ten business days after the date of the Business Combination Agreement. SPAC has a termination right if Ignite does not deliver such audited financial statements within that timeframe.

Termination

The Business Combination Agreement contains certain termination rights, including, among others, the following: (i) upon the mutual written consent of SPAC and Ignite; (ii) by either SPAC or Ignite if the closing conditions pursuant to the Business Combination Agreement have not been satisfied or waived by September 30, 2026, subject to certain automatic and discretionary extensions; (iii) by SPAC or Ignite if a Governmental Authority shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the Transactions; (iv) by Ignite for SPAC’s material breach of the Business Combination Agreement, if the breach would result in the failure of the related condition to Closing and the breach or inaccuracy is incapable of being cured or is not cured in accordance with the terms of the Business Combination Agreement; (v) by SPAC in connection with a breach of a representation, warranty, covenant or other agreement by Ignite, Pubco, SPAC Merger Sub, Company Merger Sub or the Seller Representative, if the breach would result in the failure of the related condition to Closing and the breach or inaccuracy is incapable of being cured or is not cured in accordance with the terms of the Business Combination Agreement; (vi) by SPAC if there shall have been a Material Adverse Effect on Ignite following the date of the Business Combination Agreement which is uncured and continuing; (vii) by either SPAC or Ignite if the SPAC shareholder meeting is held and the SPAC shareholder approval is not received; and (viii) by SPAC if Ignite has not delivered its required audited financial statements to SPAC within 10 days from the date of the Business Combination Agreement.

If the Business Combination Agreement is terminated in accordance with the terms of the Business Combination Agreement, all further obligations of the parties under the Business Combination Agreement (except for certain obligations related to public announcements, confidentiality, the effect of termination, fees and expenses, the trust fund waiver and customary miscellaneous provisions) will terminate and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for fraud or for willful breach of the Business Combination Agreement prior to termination.

Trust Account Waiver

Ignite has agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in SPAC’s trust account held for its public shareholders, and has agreed not to, and has waived any right to, make any claim against the trust account (including any distributions therefrom).

Governing Law

The Business Combination Agreement is governed by Delaware law. The parties are subject to the exclusive jurisdiction of federal and state courts located in Wilmington, Delaware (and any appellate courts thereof).

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy which is filed hereto as Exhibit 2.1.

Related Agreements

Seller Support Agreements

Simultaneously with the execution of the Business Combination Agreement, each Seller entered into a seller support agreement (each, a “Seller Support Agreement”), pursuant to which, among other things, such Seller has agreed to vote its membership interests in favor of the adoption of the Business Combination Agreement, the ancillary documents, the approval of the Transactions and any amendments to Ignite’s organizational documents in connection therewith, subject to certain customary conditions. Each Seller also agreed to take certain other actions in support of the Business Combination Agreement and the Transactions (and any actions required in furtherance thereof) and refrain from taking actions that would adversely affect their ability to perform such Seller’s obligations under the Seller Support Agreement. Each Seller also agreed not to transfer their membership interests in Ignite during the period from and including the date of the Seller Support Agreement and the first to occur of the date of Closing or the date on which the Seller Support Agreement is terminated. The foregoing description of the Seller Support Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Seller SupportAgreement, a copy which is filed hereto as Exhibit 10.1.

Insider Letter Amendment

Simultaneously with the execution of the Business Combination Agreement, SPAC, Pubco, Ignite, on the one hand, and Copley Acquisition Sponsors, LLC (the “Sponsor”) and SPAC’s directors and officers, on the other hand, entered into an amendment (the “Insider Letter Amendment”) to the letter agreement that was entered into in connection with SPAC’s initial public offering (the “Insider Letter”) to (i) add Pubco and Ignite as parties to the Insider Letter, (ii) revise the terms of the Insider Letter to reflect the Transactions, including the issuance of Pubco securities in exchange for SPAC securities, and have Pubco assume and be assigned the rights and obligations of SPAC under the Insider Letter, and (iii) amend the terms of the lock-up set forth in the Insider Letter to conform with the lock-up terms in the Lock-Up Agreements described above. The foregoing description of the Inside Letter Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Inside Letter Amendment, a copy which is filed hereto as Exhibit 10.2.

Side Letter and Guaranty Agreement

Simultaneously with the execution of the Business Combination Agreement, the Corporation and SPAC entered into a Side Letter and Guaranty Agreement (the “Side Letter”), pursuant to which the Corporation agreed to guarantee certain obligations of Ignite under the Business Combination Agreement and agreements ancillary thereto, including (i) the payment of all expenses required to be paid by or on behalf of Ignite pursuant to the Business Combination Agreement; (ii) the repayment, forgiveness, discharge or other satisfaction in full of all Indebtedness of Ignite as required by Section 7.3(g) of the Business Combination Agreement; (iii) the performance of all covenants and agreements of Ignite contained in the Business Combination Agreement, including under Article VI thereof; (iv) any reimbursement or indemnification obligations of Ignite arising under the Business Combination Agreement; and (v) any other monetary or performance obligations of Ignite arising under the Business Combination Agreement or any ancillary document to which Ignite is a party. The foregoing description of the Side Letter does not purport to be complete and is qualified in its entirety by reference to the complete text of the Side Letter, a copy which is filed hereto as Exhibit 10.3.

Lock-Up and Non-Competition Agreements

At or prior to the Effective Time, the Sellers and the directors and officers of Ignite shall each enter into a Lock-Up Agreement in form and substance reasonably satisfactory to SPAC and Ignite. At or prior to the Effective Time, SPAC, Pubco and Ignite shall enter into a Non-Competition and Non-Solicitation Agreement in favor of Pubco and Ignite with Jeffrey M. Busch, in form and substance reasonably satisfactory to SPAC and Ignite (collectively, the “Non-Competition Agreements”), which will be effective as of Closing and will provide for a restricted period from the Closing until the third anniversary of the Closing Date.

Additional Information and Where to Find It

SPAC, Ignite and Pubco intend to file relevant materials with the SEC, including a Registration Statement on Form S-4 (as may be amended, the “Registration Statement”), which will include a proxy statement of SPAC and a prospectus in connection with Business Combination, referred to as a proxy statement/prospectus. The definitive proxy statement and other relevant documents will be mailed to shareholders of SPAC as of a record date to be established for voting on SPAC’s proposed Business Combination with Ignite. SHAREHOLDERS OF SPAC AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, THE PRELIMINARY PROXY STATEMENT AND AMENDMENTS THERETO, THE DEFINITIVE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH SPAC’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT SPAC, IGNITE, PUBCO AND THE BUSINESS COMBINATION.

Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, references with respect to the anticipated benefits and timing of the completion of the Business Combination; statements about Ignite’s market opportunity and the potential growth of that market; Ignite’s strategy, outcomes and growth prospects; trends in Ignite’s industry and markets; the competitive environment in which Ignite operates; the ability for Ignite to raise funds to support its business; the sources and uses of cash of the Business Combination; and the anticipated capitalization and enterprise value of the Pubco following the consummation of the Business Combination. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Ignite’s and SPAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Ignite and SPAC.

These forward-looking statements (including projections) are predictions, and other statements about future events or conditions that are based on current expectations, estimates and assumptions and, as a result, are subject to risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts Ignite’s current plans and operations as a result of the announcement and consummation of the Business Combination; the inability of the parties to recognize the anticipated benefits of the Business Combination; the ability to maintain the listing of SPAC’s securities on a national securities exchange; the ability to obtain or maintain the listing of the Pubco’s securities on NYSE following the Business Combination, including having the requisite number of shareholders; costs related to the Business Combination; changes in business, market, financial, political and legal conditions; Ignite’s limited operating history, lack of history of operating as a public company and the rapidly evolving industry in which it operates; Ignite’s use and reporting of business and operational metrics; uncertainties surrounding Ignite’s business model; Ignite’s expectations regarding future financial performance, capital requirements and unit economics; Ignite’s competitive landscape; capital market, interest rate and currency exchange risks; Ignite’s ability to manage growth and expand its operations; Ignite’s dependence on members of its senior management and its ability to attract and retain qualified personnel; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic and geopolitical environment; the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of SPAC’s securities; the risk that the Business Combination may not be completed by SPAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SPAC; the failure to satisfy the conditions to the consummation of the Business Combination; the outcome of any legal proceedings that may be instituted against Ignite, SPAC, Pubco or others following announcement of the proposed Business Combination and the transactions contemplated thereby; the risk that shareholders of SPAC could elect to have their shares redeemed, leaving Pubco with insufficient cash to execute its business plans; past performance by Ignite management team may not be indicative of the future performance of Pubco after the Business Combination; the risk that an active market for the securities of Pubco after the Business Combination may not develop; and those risk factors discussed in documents of the Corporation, SPAC, Ignite and Pubco filed, or to be filed, with the SEC. If any of these risks materialize or the assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SPAC nor Ignite presently know or can anticipate or that SPAC and Ignite currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Corporation’s, SPAC’s, Ignite’s and Pubco’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. SPAC, Ignite and Pubco anticipate that subsequent events and developments will cause the Corporation’s, SPAC’s, Ignite’s and Pubco’s assessments to change. However, while the Corporation, SPAC, Ignite and Pubco may elect to update these forward-looking statements at some point in the future, the Corporation, SPAC, Ignite and Pubco specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by the Corporation and SPAC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Corporation, SPAC, Ignite and Pubco undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Participants in the Solicitation

the Corporation, SPAC, Ignite and Pubco and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of SPAC’s securities are, or will be, contained in filings with the SEC relating to the Business Combination. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SPAC’s shareholders in connection with the Business Combination, including the names and interests of Ignite’s directors and executive officers, will be set forth in the proxy statement/prospectus included in the Registration Statement for the Business Combination.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Item 7.01 Regulation FD Disclosure

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is the press release (“Press Release”) issued by Aditxt on June 8, 2026, announcing the Business Combination Agreement described above. The Press Release is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*†	Business Combination Agreement, dated as of June 10, 2026, by and among Copley Acquisition Corp., Ignite Proteomics Holdings, Inc., Ignite Merger Sub I Inc., Ignite Merger Sub II LLC, Ignite Proteomics, LLC, Chibo Tang, as SPAC Representative, and Jeffrey M. Busch, as Seller Representative.

10.1†	Form of Seller Support Agreement.

10.2	Amendment to Letter Agreement, dated as of June 10, 2026, by and among Copley Acquisition Corp., Copley Acquisition Sponsors, LLC, Ignite Proteomics Holdings, Inc., Ignite Proteomics, LLC, and the other parties signatory thereto.

10.3†	Side Letter and Guaranty Agreement, dated June 10, 2026, by and among Aditxt, Inc. and Copley Acquisition Corp.

99.1	Press Release, dated June 9, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADITXT, INC.

Date: June 10, 2026

By:	/s/ Jeffrey M. Busch
Name:	Jeffrey M. Busch
Title:	Interim Chief Executive Officer